EXHIBIT A-1

FORM OF CLASS A CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT”, AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

Certificate No.:

[        ]

Cut-Off Date:

March 1, 2004

First Distribution Date:

April 26, 2004

Initial Certificate Principal

Balance of this Certificate

(“Denomination”):

$[        ]

Original Class Certificate

Principal Balance of this

Class:

$[        ]

Percentage Interest:

[        ]%

Pass-Through Rate:

Variable

CUSIP:

Class:

A

Assumed Final Distribution Date:

Provident Funding Mortgage Loan Trust 2004-1,

Provident Funding Mortgage Pass-Through Certificates, Series 2004-1

Class [__]-A-[__]

evidencing the Percentage Interest in the distributions allocable to the Certificates of the above-referenced Class with respect to the Trust consisting primarily of adjustable rate, first lien mortgage loans (the “Mortgage Loans”) purchased from others by

GREENWICH CAPITAL ACCEPTANCE, INC., as Depositor.

Principal in respect of this Certificate is distributable monthly as set forth herein and in the Agreement.  Accordingly, the Certificate Principal Balance of this Certificate at any time may be less than the Initial Certificate Principal Balance set forth on the face hereof, as described herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Master Servicer, the Securities Administrator or the Trustee referred to below or any of their respective affiliates.

This certifies that CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Original Class Certificate Principal Balance) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Greenwich Capital Acceptance, Inc. (the “Depositor”).  The Trust was created pursuant to a Pooling and Servicing Agreement dated as of March 1, 2004 (the “Agreement”) among the Depositor, Provident Asset Management, L.P., as a seller (in such capacity, a “Seller”), Provident Funding Associates, L.P. as a seller (in such capacity, a “Seller”) and servicer (in such capacity, the “Servicer”), Wells Fargo Bank, National Association, as master servicer (in such capacity, the “Master Servicer”) and securities administrator (in such capacity, the “Securities Administrator), and Deutsche Bank National Trust Company, as trustee (in such capacity, the “Trustee”) and custodian (in such capacity, the “Custodian”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Securities Administrator, as Certificate Registrar.

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:  March ___, 2004

WELLS FARGO BANK, NATIONAL ASSOCIATION,

not in its individual capacity,

but solely as Securities Administrator

By  _____________________________________

This is one of the Certificates

referenced in the within-mentioned Agreement

By ________________________________________

Authorized Signatory of

Wells Fargo Bank, National Association,

as Certificate Registrar

EXHIBIT B

FORM OF CLASS A-R CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “RESIDUAL INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT”, AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE TRUSTEE AND THE CERTIFICATE REGISTRAR A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE CERTIFICATE REGISTRAR EITHER (A) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR A PLAN OR ARRANGEMENT SUBJECT TO SECTION 4975 OF THE CODE (COLLECTIVELY, A “PLAN”) NOR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR ARRANGEMENT NOR A PERSON USING THE ASSETS OF ANY SUCH PLAN TO EFFECT THE TRANSFER, OR (B) A REPRESENTATION THAT THE PURCHASER IS AN INSURANCE COMPANY PURCHASING THIS CERTIFICATE WITH FUNDS CONTAINED IN AN “INSURANCE COMPANY GENERAL ACCOUNT” AS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 (“PTCE 95-60”) AND THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE-95-60, OR (C) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.  NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE WITHOUT AN OPINION OF COUNSEL SATISFACTORY TO THE CERTIFICATE REGISTRAR AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

Certificate No.:

1

Cut-Off Date:

March 1, 2004

First Distribution Date:

April 26, 2004

Initial Certificate Principal

Balance of this Certificate:

$100

Original Class Certificate

Principal Balance of this

Class:

$100

Percentage Interest:

100%

Pass-Through Rate:

Net WAC

CUSIP:

Class:

A-R

Assumed Final Distribution Date:

Provident Funding Mortgage Loan Trust 2004-1,

Provident Funding Mortgage Pass-Through Certificates, Series 2004-1

Class A-R

evidencing the Percentage Interest in the distributions allocable to the Certificates of the above-referenced Class with respect to the Trust consisting primarily of hybrid and adjustable rate, first lien mortgage loans (the “Mortgage Loans”) purchased from others by

GREENWICH CAPITAL ACCEPTANCE, INC., as Depositor.

This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Master Servicer, the Securities Administrator or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that _________________________ is the registered owner of the Percentage Interest evidenced by this Certificate specified above in the interest represented by all Certificates of the Class to which this Certificate belongs in a Trust consisting primarily of the Mortgage Loans deposited by Greenwich Capital Acceptance, Inc. (the “Depositor”).  The Trust was created pursuant to a Pooling and Servicing Agreement dated as of March 1, 2004 (the “Agreement”) among the Depositor, Provident Asset Management, L.P., as a seller (in such capacity, a “Seller”), Provident Funding Associates, L.P. as a seller (in such capacity, a “Seller”) and servicer (in such capacity, the “Servicer”), Wells Fargo Bank, National Association, as master servicer (in such capacity, the “Master Servicer”) and securities administrator (in such capacity, the “Securities Administrator), and Deutsche Bank National Trust Company, as trustee (in such capacity, the “Trustee”) and custodian (in such capacity, the “Custodian”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Any distribution of the proceeds of any remaining assets of the Trust will be made only upon presentment and surrender of this Certificate at the Corporate Trust Office of the Certificate Registrar or the office or agency maintained by the Certificate Registrar.

No transfer of this Certificate shall be made unless the Certificate Registrar shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Certificate Registrar and the Depositor and in substantially the form attached to the Agreement, to the effect that such transferee is not an employee benefit or other plan or arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), nor a person acting on behalf or investing plan assets of any such plan or arrangement, which representation letter shall not be an expense of the Certificate Registrar or the Trustee, or (ii) a representation that the purchaser is an insurance company which is purchasing such Certificate with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificate are covered under Sections I and III of PTCE 95-60, or (iii) an Opinion of Counsel in accordance with the provisions of the Agreement.  Notwithstanding anything else to the contrary herein, any purported transfer of this Certificate to or on behalf of an employee benefit plan subject to ERISA or to the Code without the opinion of counsel satisfactory to the Certificate Registrar as described above shall be void and of no effect.

Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions of the Agreement, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a Permitted Transferee, (ii) no Ownership Interest in this Certificate may be transferred without delivery to the Trustee and the Certificate Registrar of (a) a transfer affidavit of the proposed transferee and (b) a transfer certificate of the transferor, each of such documents to be in the form described in the Agreement, (iii) each person holding or acquiring any Ownership Interest in this Certificate must agree to require a transfer affidavit and to deliver a transfer certificate to the Trustee and the Certificate Registrar as required pursuant to the Agreement, (iv) each person holding or acquiring an Ownership Interest in this Certificate must agree not to transfer an Ownership Interest in this Certificate if it has actual knowledge that the proposed transferee is not a Permitted Transferee and (v) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee.  The Securities Administrator will provide the Internal Revenue Service and any pertinent persons with the information needed to compute the tax imposed under the applicable tax laws on transfers of residual interests to disqualified organizations, if any person other than a Permitted Transferee acquires an Ownership Interest in this Certificate in violation of the restrictions mentioned above.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized officer of the Securities Administrator, as Certificate Registrar.

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:  March ___, 2004

WELLS FARGO BANK, NATIONAL ASSOCIATION,

not in its individual capacity,

but solely as Securities Administrator

By  _____________________________________

This is one of the Certificates

referenced in the within-mentioned Agreement

By ________________________________________

Authorized Signatory of

Wells Fargo Bank, National Association,

as Certificate Registrar

EXHIBIT C

FORM OF SUBORDINATE CERTIFICATE

CLASS B-[      ] CERTIFICATE

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.] [Applicable to Book-Entry Certificates only; delete for Physical Certificates]

[THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE ACT”).  ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.]  [Applicable to Physical Certs Only]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT”, AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

[NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED (A) (1) UNLESS SUCH TRANSFER IS MADE TO A QUALIFIED INSTITUTIONAL BUYER IN RELIANCE UPON RULE 144A OF THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”) OR (2) UNLESS SUCH TRANSFER IS MADE TO AN ACCREDITED INVESTOR IN RELIANCE UPON RULE 501 (C)(1), (2), (3) OR (7) OF THE 1933 ACT (IN EACH CASE AS EVIDENCED BY AN INVESTMENT LETTER DELIVERED TO THE CERTIFICATE REGISTRAR, IN SUBSTANTIALLY THE FORM ATTACHED TO THE AGREEMENT AND, IF SO REQUIRED BY THE CERTIFICATE REGISTRAR AND THE DEPOSITOR, A WRITTEN OPINION OF COUNSEL (WHICH MAY BE IN-HOUSE COUNSEL) ACCEPTABLE TO AND IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE CERTIFICATE REGISTRAR AND THE DEPOSITOR, STATING THAT SUCH TRANSFER MAY BE MADE PURSUANT TO AN EXEMPTION (INCLUDING A DESCRIPTION OF THE APPLICABLE EXEMPTION AND THE BASIS THEREFOR) FROM THE 1933 ACT OR STATING THAT SUCH TRANSFER IS BEING MADE PURSUANT TO THE 1933 ACT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST, THE TRUSTEE, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE CERTIFICATE REGISTRAR OR THE DEPOSITOR) OR (B) UNLESS THE TRANSFEROR SHALL HAVE EXECUTED A TRANSFEROR CERTIFICATE (IN SUBSTANTIALLY THE FORM ATTACHED TO THE POOLING AND SERVICING AGREEMENT) AND THE TRANSFEREE SHALL HAVE EXECUTED AN INVESTMENT LETTER (IN SUBSTANTIALLY THE FORM ATTACHED TO THE POOLING AND SERVICING AGREEMENT) ACCEPTABLE TO AND IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE DEPOSITOR AND THE CERTIFICATE REGISTRAR CERTIFYING TO THE DEPOSITOR AND THE CERTIFICATE REGISTRAR THE FACTS SURROUNDING SUCH TRANSFER, WHICH INVESTMENT LETTER SHALL NOT BE AN EXPENSE OF THE TRUST, THE TRUSTEE, THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE CERTIFICATE REGISTRAR OR THE DEPOSITOR.]  [Applicable to Class B-4, Class B-5 and Class B-6 Certificates that are Physical Certificates only]

[IF THE RATING OF THIS CERTIFICATE IS BELOW INVESTMENT GRADE AT THE TIME OF ITS ACQUISITION, NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE CERTIFICATE REGISTRAR SHALL HAVE RECEIVED EITHER (A) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR A PLAN OR ARRANGEMENT SUBJECT TO SECTION 4975 OF THE CODE (COLLECTIVELY, A “PLAN”) NOR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR ARRANGEMENT NOR A PERSON USING THE ASSETS OF ANY SUCH PLAN TO EFFECT THE TRANSFER, OR (B) A REPRESENTATION THAT THE PURCHASER IS AN INSURANCE COMPANY PURCHASING THIS CERTIFICATE WITH FUNDS CONTAINED IN AN “INSURANCE COMPANY GENERAL ACCOUNT” AS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60 AND THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60, OR (C) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.  NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO SECTION 4975 OF THE CODE WITHOUT THE DELIVERY TO THE CERTIFICATE REGISTRAR OF AN OPINION OF COUNSEL SATISFACTORY TO THE CERTIFICATE REGISTRAR AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.]  [Applicable to Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates that are Physical Certificates only]

[THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF IS DEEMED TO HAVE REPRESENTED AND WARRANTED THAT (I) IT ACQUIRED SUCH CERTIFICATE (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT OR (B) AS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, AND (II) IF THE RATING OF THIS CERTIFICATE IS BELOW INVESTMENT GRADE AT THE TIME OF ITS ACQUISITION, (A) SUCH HOLDER IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR A PLAN OR ARRANGEMENT SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR ARRANGEMENT OR A PERSON USING THE ASSETS OF ANY SUCH PLAN OR ARRANGEMENT TO EFFECT SUCH TRANSFER, (B) SUCH HOLDER IS AN INSURANCE COMPANY PURCHASING THIS CERTIFICATE WITH FUNDS CONTAINED IN AN “INSURANCE COMPANY GENERAL ACCOUNT” AS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60 AND THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60, OR (C) THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY THE HOLDER WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE CERTIFICATE REGISTRAR, THE MASTER SERVICER, THE SERVICER, THE SECURITIES ADMINISTRATOR OR THE DEPOSITOR TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.]  [Applicable to Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates that are Book-Entry Certificates only]

THIS CERTIFICATE IS SUBORDINATE IN RIGHT AND PAYMENT AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

Certificate No.:

[        ]

Cut-Off Date:

March 1, 2004

First Distribution Date:

April 26, 2004

Initial Certificate Principal

Balance of this Certificate

(“Denomination”):

$[        ]

Original Class Certificate

Principal Balance of this

Class:

$[        ]

Percentage Interest:

[        ]%

Pass-Through Rate:

Subordinate Net WAC

CUSIP:

Class:

B-[    ]

Assumed Final Distribution Date:

Provident Funding Mortgage Loan Trust 2004-1,

Provident Funding Mortgage Pass-Through Certificates, Series 2004-1

Class B-[      ]

evidencing the Percentage Interest in the distributions allocable to the Certificates of the above-referenced Class with respect to the Trust consisting primarily of hybrid and adjustable rate, first lien mortgage loans (the “Mortgage Loans”) purchased from others by

GREENWICH CAPITAL ACCEPTANCE INC., as Depositor.

Principal in respect of this Certificate is distributable monthly as set forth herein and in the Agreement.  Accordingly, the Certificate Principal Balance of this Certificate at any time may be less than the Initial Certificate Principal Balance set forth on the face hereof, as described herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Master Servicer, the Securities Administrator or the Trustee referred to below or any of their respective affiliates.

This certifies that [CEDE & CO.] [Applicable to Book-Entry Certificates only] [_________________________] [Applicable to Physical Certificates only] is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Original Class Certificate Principal Balance) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Greenwich Capital Acceptance, Inc. (the “Depositor”).  The Trust was created pursuant to a Pooling and Servicing Agreement dated as of March 1, 2004 (the “Agreement”) among the Depositor, Provident Asset Management, L.P., as a seller (in such capacity, a “Seller”), Provident Funding Associates, L.P. as a seller (in such capacity, a “Seller”) and servicer (in such capacity, the “Servicer”), Wells Fargo Bank, National Association, as master servicer (in such capacity, the “Master Servicer”) and securities administrator (in such capacity, the “Securities Administrator), and Deutsche Bank National Trust Company, as trustee (in such capacity, the “Trustee”) and custodian (in such capacity, the “Custodian”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Neither this Certificate nor any interest herein may be transferred (A) (1) unless such transfer is made to a Qualified Institutional Buyer in reliance upon rule 144A of the Securities Act of 1933, as amended (the “1933 Act”) or (2) unless such transfer is made to an Accredited Investor in reliance upon Rule 501 (c)(1), (2), (3) or (7) of the 1933 Act (in each case as evidenced by an Investment Letter delivered to the Certificate Registrar, in substantially the form attached to the Agreement and, if so required by the Certificate Registrar and the Depositor, a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Certificate Registrar and the Depositor, stating that such transfer may be made pursuant to an exemption (including a description of the applicable exemption and the basis therefor) from the 1933 Act or stating that such transfer is being made pursuant to the 1933 Act, which Opinion of Counsel shall not be an expense of the Trust, the Trustee, the Master Servicer, the Securities Administrator, the Certificate Registrar or the Depositor) or (b) unless the transferor shall have executed a transferor certificate (in substantially the form attached to the Pooling and Servicing Agreement) and the transferee shall have executed an Investment Letter (in substantially the form attached to the Pooling and Servicing Agreement) acceptable to and in form and substance reasonably satisfactory to the Depositor and the Certificate Registrar certifying to the Depositor and the Certificate Registrar the facts surrounding such transfer, which investment letter shall not be an expense of the Trust, the Trustee, the Master Servicer, the Securities Administrator, the Certificate Registrar or the Depositor.]  [Applicable to Class B-4, Class B-5 and Class B-6 Certificates that are physical certificates only]

[If the rating of this Certificate is below investment grade at the time of its acquisition, neither this Certificate nor any interest herein may be transferred unless the Certificate Registrar shall have received either (a) a representation letter to the effect that such transferee is not an Employee Benefit Plan subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or a plan or arrangement subject to Section 4975 of the Code (collectively, a “Plan”) nor a person acting on behalf of any such plan or arrangement nor a person using the assets of any such plan to effect the transfer, or (b) a representation that the purchaser is an insurance company purchasing this Certificate with funds contained in an “insurance company general account” as defined in Section v(e) of Prohibited Transaction Class Exemption (“PTCE”) 95-60 and that the purchase and holding of this Certificate are covered under Sections I and III of PTCE 95-60, or (c) an Opinion of Counsel in accordance with the provisions of the Agreement referred to herein.  Notwithstanding anything else to the contrary herein, any purported transfer of this Certificate to or on behalf of an employee benefit plan subject to ERISA or to Section 4975 of the Code without the delivery to the Certificate Registrar of an Opinion of Counsel satisfactory to the Certificate Registrar as described above shall be void and of no effect.]  [Applicable to Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates that are physical certificates only]

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Securities Administrator, as Certificate Registrar.

IN WITNESS WHEREOF, the Securities Administrator has caused this Certificate to be duly executed.

Dated:  March ___, 2004

WELLS FARGO BANK, NATIONAL ASSOCIATION,

not in its individual capacity,

but solely as Securities Administrator

By  _____________________________________

This is one of the Certificates

referenced in the within-mentioned Agreement

By ________________________________________

Authorized Signatory of

Wells Fargo Bank, National Association,

as Certificate Registrar

EXHIBIT D

[RESERVED]

EXHIBIT E

FORM OF REVERSE OF THE CERTIFICATES

PROVIDENT FUNDING MORTGAGE LOAN TRUST 2004-1,

Provident Funding Mortgage Pass-Through Certificates, Series 2004-1

Reverse Certificate

This Certificate is one of a duly authorized issue of Certificates designated as Provident Funding Mortgage Loan Trust 2004-1, Provident Funding Mortgage Pass-Through Certificates, Series 2004-1 (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Securities Administrator, as Paying Agent is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the Securities Administrator.

Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month, or if the 25th day is not a Business Day, then on the next succeeding Business Day (the “Distribution Date”), commencing on the Distribution Date in April 2004, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.

Distributions on this Certificate shall be made, (i) in the case of a Physical Certificate, by check or money order mailed to the address of the person entitled thereto as it appears on the Certificate Register or, upon the request of a Certificateholder, by wire transfer as set forth in the Agreement and (ii) in the case of a Book-Entry Certificate, to the Depository, which shall credit the amounts of such distributions to the accounts of its Depository Participants in accordance with its normal procedures.  The final distribution on each Certificate shall be made in like manner, but only upon presentment and surrender of such Certificate at the office or agency of the Certificate Registrar specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights of the Certificateholders under the Agreement at any time, by the Depositor, the Sellers, the Master Servicer, the Securities Administrator, the Trustee and Holders of the requisite percentage of the Percentage Interests of each Class of Certificates affected by such amendment, as specified in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Certificate Registrar upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Certificate Registrar accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

[Subject to the terms of the Agreement, each Class of Book-Entry Certificates will be registered as being held by the Depository or its nominee and beneficial interests will be held by Certificate Owners through the book-entry facilities of the Depository or its nominee in minimum denominations of $25,000 and integral dollar multiples of $1 in excess thereof, in the case of the Class I-A-1, Class I-A-2, Class I-A-3, Class II-A-1, Class B-1, Class B-2 and Class B-3 Certificates and $100,000 and integral dollar multiples of $1,000 in excess thereof, in the case of the Class B-4, Class B-5 and Class B-6 Certificates, except that one Certificate of each such Class of Certificates may be in a different denomination.]  [Applicable to Book-Entry Certificates only; delete for Physical Certificates.]

[The Class A-R Certificates are each issuable as a single certificate in physical form only in a Percentage Interest of 100%.]  [Applicable to Class A-R Certificates only.]

[The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.]  [Applicable to Physical Certificates only; delete for Book-Entry Certificates.]

No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, each Seller, the Trustee, the Master Servicer, the Securities Administrator, the Certificate Registrar and the Paying Agent and any agent of the Depositor, each Seller, the Trustee, the Master Servicer, the Securities Administrator, the Certificate Registrar and the Paying Agent may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Sellers, the Trustee, the Master Servicer, the Securities Administrator, the Certificate Registrar or the Paying Agent or any agent of any of them shall be affected by any notice to the contrary.

On any Distribution Date on which the aggregate of the Stated Principal Balances of the Mortgage Loans immediately after such date is equal to or less than 10% of the Cut-Off Date Aggregate Principal Balance, the Call Option Holder may, at its option, terminate the Agreement by purchasing, on such Distribution Date, all of the outstanding Mortgage Loans and REO Properties at the Termination Price as provided in the Pooling and Servicing Agreement.  In the event that the Call Option Holder does not exercise its right of optional termination, the obligations and responsibilities created by the Agreement will terminate upon the earliest of (i) the Distribution Date on which the Class Certificate Principal Balance of each Class of Certificates has been reduced to zero, (ii) the final payment or other liquidation of the last Mortgage Loan and (iii) the Latest Possible Maturity Date.

Capitalized terms used herein that are defined in the Agreement shall have the meanings ascribed to them in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

____________________________________________________________________________________________________________________________________________________________

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address: _____________________________________________________________________________.

Dated: _____________

Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to__________________________________________________________________________________________________________________________________________________________for the account of_______________________________________________________________,

account number ________________________, or, if mailed by check, to ___________________

______________________________________________________________________________

Applicable statements should be mailed to ___________________________________________

_____________________________________________________________________________.

This information is provided by _____________________________________________,

the assignee named above, or _____________________________________________________,

as its agent.

EXHIBIT F

REQUEST FOR RELEASE OF DOCUMENTS

[Addressed to Custodian]

Re:

Custodial Agreement dated as of ________, among _____________________.

and Deutsche Bank National Trust Company, as Custodian

In connection with the administration of the Mortgage Loans held by you as Custodian for the Owner pursuant to the above-captioned Custodial Agreement, we request the release, and hereby acknowledge receipt, of the Custodian’s Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one):

_______

1.

Mortgage Paid in Full

_______

2.

Foreclosure

_______

3.

Substitution

_______

4.

Other Liquidation (Repurchases, etc.)

_______

5.

Nonliquidation

Reason:____________________________________

Address to which Custodian should

Deliver the Custodian’s Mortgage File:

__________________________________________

__________________________________________

__________________________________________

By:_________________________________

(authorized signer)

Issuer:______________________________

Address:____________________________

___________________________________

Date:_______________________________

Custodian

Deutsche Bank National Trust Company

Please acknowledge the execution of the above request by your signature and date below:

____________________________________

_________________

Signature

Date

Documents returned to Custodian:

____________________________________

_________________

Custodian

Date

EXHIBIT G-1

FORM OF RECEIPT OF MORTGAGE NOTE

RECEIPT OF MORTGAGE NOTE

Greenwich Capital Acceptance, Inc.
600 Steamboat Road
Greenwich, Connecticut 06830

Re:

Provident Funding Mortgage Loan Trust 2004-1

Provident Funding Mortgage Pass-Through Certificates, Series 2004-1

Ladies and Gentlemen:

Pursuant to Section 2.01 of the Pooling and Servicing Agreement, dated as of March 1, 2004, among Greenwich Capital Acceptance, Inc., as Depositor, Provident Asset Management, L.P., as a seller (in such capacity, a “Seller”), Provident Funding Associates, L.P. as a seller (in such capacity, a “Seller”) and servicer (in such capacity, the “Servicer”), Wells Fargo Bank, National Association, as master servicer (in such capacity, the “Master Servicer”) and securities administrator (in such capacity, the “Securities Administrator), and Deutsche Bank National Trust Company, as trustee (in such capacity, the “Trustee”) and custodian (in such capacity, the “Custodian”), we hereby acknowledge receipt of an original Mortgage Note with respect to each Mortgage Loan listed on either Exhibit 1-A or Exhibit 1-B, with any exceptions thereto listed on Exhibit 2.

DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee

By:

Name:

Title:

Dated:

EXHIBIT 1-A

MORTGAGE LOAN SCHEDULE - PFA

EXHIBIT 1-B

MORTGAGE LOAN SCHEDULE - PAM

EXHIBIT 2

EXCEPTIONS REPORT

EXHIBIT G-2

FORM OF INTERIM CERTIFICATION OF TRUSTEE

INTERIM CERTIFICATION OF TRUSTEE

[Date]

Greenwich Capital Acceptance, Inc. 600 Steamboat Road Greenwich, Connecticut 06830
Provident Funding Associates, L.P. 1633 Bayshore Highway, Suite 155 Burlingame, California 94010 Provident Asset Management, L.P. 1633 Bayshore Highway, Suite 339 Burlingame, California 94010

Re:

Provident Funding Mortgage Loan Trust 2004-1

Provident Funding Mortgage Pass-Through Certificates, Series 2004-1

Ladies and Gentlemen:

In accordance with Section 2.02 of the Pooling and Servicing Agreement dated as of March 1, 2004 (the “Pooling and Servicing Agreement”), among Greenwich Capital Acceptance, Inc., as Depositor, Provident Asset Management, L.P., as a seller (in such capacity, a “Seller”), Provident Funding Associates, L.P. as a seller (in such capacity, a “Seller”) and servicer (in such capacity, the “Servicer”), Wells Fargo Bank, National Association, as master servicer (in such capacity, the “Master Servicer”) and securities administrator (in such capacity, the “Securities Administrator), and Deutsche Bank National Trust Company, as trustee (in such capacity, the “Trustee”) and custodian (in such capacity, the “Custodian”), the undersigned, as Trustee, hereby certifies that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attached schedule):

(i)

all documents required to be delivered to the Trustee (or to the Custodian, on behalf of the Trustee) pursuant to Section 2.01 of the Pooling and Servicing Agreement are in its possession;

(i)

such documents have been reviewed by the Trustee and have not been mutilated, damaged or torn and relate to such Mortgage Loan; and

(ii)

based on the Trustee’s examination and only as to the foregoing, the information set forth in the Mortgage Loan Schedule that corresponds to items (i) and (ii), of the Mortgage Loan Schedule accurately reflects information set forth in the Mortgage File.

Based on its review and examination and only as to the foregoing documents, such documents appear regular on their face and relate to such Mortgage Loan.

The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee

By: ________________________________

Name:

Title:

EXHIBIT G-3

FORM OF FINAL CERTIFICATION OF TRUSTEE

FINAL CERTIFICATION OF TRUSTEE

[Date]

Greenwich Capital Acceptance, Inc. 600 Steamboat Road Greenwich, Connecticut 06830
Provident Funding Associates, L.P. 1633 Bayshore Highway, Suite 155 Burlingame, California 94010 Provident Asset Management, L.P. 1633 Bayshore Highway, Suite 339 Burlingame, California 94010

Re:

Provident Funding Mortgage Loan Trust 2004-1

Provident Funding Mortgage Pass-Through Certificates, Series 2004-1

Ladies and Gentlemen:

In accordance with Section 2.02 of the Pooling and Servicing Agreement dated as of April 1, 2003 (the “Pooling and Servicing Agreement”), among Greenwich Capital Acceptance, Inc., as Depositor, Provident Asset Management, L.P., as a seller (in such capacity, a “Seller”), Provident Funding Associates, L.P. as a seller (in such capacity, a “Seller”) and servicer (in such capacity, the “Servicer”), Wells Fargo Bank, National Association, as master servicer (in such capacity, the “Master Servicer”) and securities administrator (in such capacity, the “Securities Administrator), and Deutsche Bank National Trust Company, as trustee (in such capacity, the “Trustee”) and custodian (in such capacity, the “Custodian”), the undersigned, as Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed in the attached schedule) it has received all documents required to be delivered to the Trustee pursuant to Section 2.01 of the Pooling and Servicing Agreement.

Based on its review and examination and only as to the foregoing documents, (a) such documents appear regular on their face and related to such Mortgage Loan, and (b) the information set forth in items (i) and (ii) of the definition of “Mortgage Loan Schedule” in the Pooling and Servicing Agreement accurately reflects the information set forth in each Mortgage File.

The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee

By: ________________________________

Name:

Title:

EXHIBIT H

FORM OF LOST NOTE AFFIDAVIT

Personally appeared before me the undersigned authority to administer oaths, ______________________ who first being duly sworn deposes and says:  Deponent is ______________________ of [Provident Asset Management, L.P.] [Provident Funding Associates, L.P.] (the “Seller”) and who has personal knowledge of the facts set out in this affidavit.

On _______________, 200__, _________________________ did execute and deliver a promissory note in the principal amount of $__________.

That said note has been misplaced or lost through causes unknown and is currently lost and unavailable after diligent search has been made.  The Seller’s records show that an amount of principal and interest on said note is still presently outstanding, due, and unpaid, and such Seller is still owner and holder in due course of said lost note.

The Seller executes this Affidavit for the purpose of inducing Wells Fargo Bank, National Association, as trustee on behalf of Provident Funding Mortgage Loan Trust 2004-1, Provident Funding Mortgage Pass-Through Certificates, Series 2004-1, to accept the transfer of the above-described mortgage loan from the Seller.

The Seller agrees to indemnify Wells Fargo Bank, National Association and Greenwich Capital Acceptance, Inc. and hold each of them harmless for any losses incurred by such parties resulting from the fact that the above described Note has been lost or misplaced.

By:  __________________________________

        __________________________________

STATE OF	)
	)	ss:
COUNTY OF	)

On this ____ day of ___________ 20__, before me, a Notary Public, in and for said County and State, appeared ________________________, who acknowledged the extension of the foregoing and who, having been duly sworn, states that any representations therein contained are true.

Witness my hand and Notarial Seal this ____ day of _______ 20__.

_______________________________

_______________________________

My commission expires _______________.

EXHIBIT I-1

FORM OF ERISA REPRESENTATION

(CLASS A-R)

[Date]

Greenwich Capital Acceptance, Inc.

600 Steamboat Road

Greenwich, Connecticut  06830

Wells Fargo Bank, National Association

9062 Old Annapolis Road

Columbia, Maryland 21045

Re:

Provident Funding Mortgage Loan Trust 2004-1

Provident Funding Mortgage Pass-Through Certificates, Series 2004-1, Class A-R

Ladies and Gentlemen:

1.

The undersigned is the ______________________ of _________________ (the “Transferee”), a [corporation duly organized] and existing under the laws of __________, on behalf of which she makes this affidavit.

2.

The Transferee either (x) is not an employee benefit plan subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or a plan or arrangement subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) (collectively, a “Plan”) nor a person acting on behalf of any such Plan nor using the assets of any such Plan to effect the transfer; (y) if the Certificate has been the subject of a best efforts or firm commitment underwriting or private placement that meets the requirements of Prohibited Transaction Exemption 2002-41, and is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”) and that the purchase and holding of such Certificates are covered under Section I and III of PTCE 95-60; or (z) shall deliver to the Certificate Registrar an opinion of counsel (a “Benefit Plan Opinion”) satisfactory to the Certificate Registrar, and upon which the Certificate Registrar shall be entitled to rely, to the effect that the purchase or holding of such Certificate by the Transferee will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee, the Certificate Registrar, the Servicer or the Depositor to any obligation in addition to those undertaken by such entities in the Pooling and Servicing Agreement, which opinion of counsel shall not be an expense of the Trustee, the Master Servicer, the Securities Administrator, the Certificate Registrar, the Depositor or the Trust.

3.

The Transferee hereby acknowledges that under the terms of the Pooling and Servicing Agreement dated as of March 1, 2004 (the “Agreement”) among Greenwich Capital Acceptance, Inc., as Depositor, Provident Asset Management, L.P., as a seller (in such capacity, a “Seller”), Provident Funding Associates, L.P. as a seller (in such capacity, a “Seller”) and servicer (in such capacity, the “Servicer”), Wells Fargo Bank, National Association, as master servicer (in such capacity, the “Master Servicer”) and securities administrator (in such capacity, the “Securities Administrator), and Deutsche Bank National Trust Company, as trustee (in such capacity, the “Trustee”) and custodian (in such capacity, the “Custodian”), no transfer of any ERISA-Restricted Certificate in the form of a Definitive Certificate shall be permitted to be made to any person unless the Depositor and Trustee have received a certificate from such transferee in the form hereof.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

IN WITNESS WHEREOF, the Transferee has executed this certificate.

_________________________________

[Transferee]

By:______________________________

    Name:

    Title:

EXHIBIT I-2

FORM OF ERISA REPRESENTATION

(CLASS B-4) (CLASS B-5) (CLASS B-6)

[Date]

Greenwich Capital Acceptance, Inc.

600 Steamboat Road

Greenwich, Connecticut  06830

Wells Fargo Bank, National Association

9062 Old Annapolis Road

Columbia, Maryland 21045

Re:

Provident Funding Mortgage Loan Trust 2004-1

Provident Funding Mortgage Pass-Through Certificates,

Series 2004-1, Class [B-4], [B-5], [B-6]

Ladies and Gentlemen:

1.

The undersigned is the ______________________ of _________________ (the “Transferee”), a [corporation duly organized] and existing under the laws of __________, on behalf of which s/he makes this affidavit.

2.

The Transferee either (x) is not an employee benefit plan subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or a plan or arrangement subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) (collectively, a “Plan”) nor a person acting on behalf of any such Plan nor using the assets of any such Plan to effect the transfer; (y) is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”) and that the purchase and holding of such Certificates are covered under Section I and III of PTCE 95-60; or (z) shall deliver to the Certificate Registrar an opinion of counsel (a “Benefit Plan Opinion”) satisfactory to the Certificate Registrar, and upon which the Certificate Registrar shall be entitled to rely, to the effect that the purchase or holding of such Certificate by the Transferee will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee, the Certificate Registrar, the Servicer or the Depositor to any obligation in addition to those undertaken by such entities in the Pooling and Servicing Agreement, which opinion of counsel shall not be an expense of the Trustee, the Master Servicer, the Securities Administrator, the Certificate Registrar, the Depositor or the Trust.

3.

The Transferee hereby acknowledges that under the terms of the Pooling and Servicing Agreement dated as of March 1, 2004 (the “Agreement”) among Greenwich Capital Acceptance, Inc., as Depositor, Provident Asset Management, L.P., as a seller (in such capacity, a “Seller”), Provident Funding Associates, L.P. as a seller (in such capacity, a “Seller”) and servicer (in such capacity, the “Servicer”), Wells Fargo Bank, National Association, as master servicer (in such capacity, the “Master Servicer”) and securities administrator (in such capacity, the “Securities Administrator), and Deutsche Bank National Trust Company, as trustee (in such capacity, the “Trustee”) and custodian (in such capacity, the “Custodian”), no transfer of any ERISA-Restricted Certificate in the form of a Definitive Certificate shall be permitted to be made to any person unless the Depositor and Trustee have received a certificate from such transferee in the form hereof.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

IN WITNESS WHEREOF, the Transferee has executed this certificate.

_________________________________

[Transferee]

By:______________________________

    Name:

    Title:

EXHIBIT J-1

FORM OF INVESTMENT LETTER [NON-RULE 144A]

[Date]

Greenwich Capital Acceptance, Inc.

600 Steamboat Road

Greenwich, Connecticut  06830

Wells Fargo Bank, National Association

9062 Old Annapolis Road

Columbia, Maryland 21045

Re:

Provident Funding Mortgage Loan Trust 2004-1

Provident Funding Mortgage Pass-Through Certificates, Series 2004-1

Ladies and Gentlemen:

In connection with our acquisition of the above-captioned Certificates, we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an “accredited investor,” as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either:  (i) we are not an employee benefit plan that is subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or a plan or arrangement subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) (collectively, a “Plan”), nor are we acting on behalf of any such Plan; or (ii) in the case of any Class of ERISA-Restricted Certificate other than the Class A-IO Certificates, we are an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”) and the purchase and holding of such Certificates are covered under Section I and III of PTCE 95-60; or (iii) in the case of the Class A-IO Certificates, if the Certificates has been the subject of a best efforts or firm commitment underwriting or private placement that meets the requirements of Prohibited Transaction Exemption 2002-41, or (iv) we have presented an Opinion of Counsel satisfactory to the Certificate Registrar, which Opinion of Counsel shall not be an expense of any of the Trustee, the Master Servicer, the Securities Administrator, the Certificate Registrar, the Depositor or the Trust, addressed to the Certificate Registrar, to the effect that the purchase and holding of such ERISA-Restricted Certificate in the form of a Definitive Certificate will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee, the Certificate Registrar, the Servicer or the Depositor to any obligation in addition to those expressly undertaken in the Pooling and Servicing Agreement dated as of March 1, 2004 (the “Pooling and Servicing Agreement) among Greenwich Capital Acceptance, Inc., as Depositor, Provident Asset Management, L.P., as a seller (in such capacity, a “Seller”), Provident Funding Associates, L.P. as a seller (in such capacity, a “Seller”) and servicer (in such capacity, the “Servicer”), Wells Fargo Bank, National Association, as master servicer (in such capacity, the “Master Servicer”) and securities administrator (in such capacity, the “Securities Administrator), and Deutsche Bank National Trust Company, as trustee (in such capacity, the “Trustee”) and custodian (in such capacity, the “Custodian”) or to any liability, (e) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (g) below), (f) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act, and (g) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this Certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling and Servicing Agreement.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

Very truly yours,

[NAME OF TRANSFEREE]

By: ________________________________

Authorized Officer

EXHIBIT J-2

FORM OF RULE 144A INVESTMENT LETTER

[Date]

Greenwich Capital Acceptance, Inc.

600 Steamboat Road

Greenwich, Connecticut  06830

Wells Fargo Bank, National Association

9062 Old Annapolis Road

Columbia, Maryland 21045

Re:

Provident Funding Mortgage Loan Trust 2004-1

Provident Funding Mortgage Pass-Through Certificates, Series 2004-1

Ladies and Gentlemen:

In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (c) either: (i) we are not an employee benefit plan that is subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or a plan or arrangement subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) (collectively, a “Plan”), nor are we acting on behalf of any such Plan; or (ii) in the case of any Class of ERISA-Restricted Certificate other than the Class A-IO Certificates, we are an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”) and the purchase and holding of such Certificates are covered under Section I and III of PTCE 95-60; or (iii) in the case of the Class A-IO Certificates, if the Certificates has been the subject of a best efforts or firm commitment underwriting or private placement that meets the requirements of Prohibited Transaction Exemption 2002-41, or (iv) we have presented an Opinion of Counsel satisfactory to the Certificate Registrar, which Opinion of Counsel shall not be an expense of any of the Trustee, the Certificate Registrar, the Depositor or the Trust, addressed to the Certificate Registrar, to the effect that the purchase and holding of such ERISA-Restricted Certificate in the form of a Definitive Certificate will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee, the Master Servicer, the Securities Administrator, the Certificate Registrar, the Servicer or the Depositor to any obligation in addition to those expressly undertaken in the Pooling and Servicing Agreement dated as of March 1, 2004 (the “Pooling and Servicing Agreement) among Greenwich Capital Acceptance, Inc., as Depositor, Provident Asset Management, L.P., as a seller (in such capacity, a “Seller”), Provident Funding Associates, L.P. as a seller (in such capacity, a “Seller”) and servicer (in such capacity, the “Servicer”), Wells Fargo Bank, National Association, as master servicer (in such capacity, the “Master Servicer”) and securities administrator (in such capacity, the “Securities Administrator), and Deutsche Bank National Trust Company, as trustee (in such capacity, the “Trustee”) and custodian (in such capacity, the “Custodian”) or to any liability, (d) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the Certificates a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, and (e) we are a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2.  We are aware that the sale to us is being made in reliance on Rule 144A.  We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

Very truly yours,

[NAME OF TRANSFEREE]

By: _______________________________

  Authorized Officer

ANNEX 1 TO EXHIBIT J

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Transferees Other Than Registered Investment Companies]

The undersigned (the “Buyer”) hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

i.

As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

ii.

In connection with purchases by the Buyer, the Buyer is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”) because (i) the Buyer owned and/or invested on a discretionary basis $             1/ in securities (except for the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

_____________________

1/

Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

___

Corporation, etc.  The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

___

Bank.  The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

___

Savings and Loan.  The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

___

Broker-dealer.  The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

___

Insurance Company.  The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

___

State or Local Plan.  The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

___

ERISA Plan.  The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

___

Investment Advisor.  The Buyer is an investment advisor registered under the Investment Advisors Act of 1940.

___

Small Business Investment Company.  Buyer is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

___

Business Development Company.  Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

iii.

The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit, (v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

iv.

For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published.  If clause (ii) in the preceding sentence applies, the securities may be valued at market.  Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer’s direction.  However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

v.

The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

vi.

Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.  Until such notice is given, the Buyer’s purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase.  In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

_________________________________

Print Name of Buyer

_________________________________

   Name:

   Title:

Date:_____________________________

ANNEX 2 TO EXHIBIT J

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Transferees That are Registered Investment Companies]

The undersigned (the “Buyer”) hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

1.

As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”) because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

2.

In connection with purchases by Buyer, the Buyer is a “qualified institutional buyer” as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer’s Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year.  For purposes of determining the amount of securities owned by the Buyer or the Buyer’s Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer’s Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published.  If clause (ii) in the preceding sentence applies, the securities may be valued at market.

___

The Buyer owned $             in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

___

The Buyer is part of a Family of Investment Companies which owned in the aggregate $          in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

3.

The term “Family of Investment Companies” as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

4.

The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer’s Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

5.

The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A.  In addition, the Buyer will only purchase for the Buyer’s own account.

6.

Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein.  Until such notice is given, the Buyer’s purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

_________________________________

Print Name of Buyer or Adviser

By: _________________________________

   Name:

   Title:

IF AN ADVISER:

_________________________________

Print Name of Buyer

Date: _________________________________

EXHIBIT K

FORM OF TRANSFEROR CERTIFICATE

[Date]

Wells Fargo Bank, National Association

9062 Old Annapolis Road

Columbia, Maryland 21045

Re:

Provident Funding Mortgage Loan Trust 2004-1,

Provident Funding Mortgage Pass-Through Certificates, Series 2004-1, Class A-R

Ladies and Gentlemen:

In connection with our proposed transfer of an Ownership Interest in the Class A-R Certificate, we hereby certify that (a) we have no knowledge that the proposed Transferee is not a Permitted Transferee acquiring an Ownership Interest in such Class A-R Certificate for its own account and not in a capacity as trustee, nominee, or agent for another Person, and (b) we have not undertaken the proposed transfer in whole or in part to impede the assessment or collection of tax.

Very truly yours,

[_____________________]

By:  ______________________________

EXHIBIT L

TRANSFER AFFIDAVIT FOR CLASS A-R CERTIFICATE

PURSUANT TO SECTION 6.02(e)

PROVIDENT FUNDING MORTGAGE LOAN TRUST 2004-1

PROVIDENT FUNDING MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-1, CLASS A-R

STATE OF	)
	)	ss:
COUNTY OF	)

The undersigned, being first duly sworn, deposes and says as follows:

1.

The undersigned is an officer of ______________________, the proposed Transferee of a 100% Ownership Interest in the Class A-R Certificate (the “Certificate”) issued pursuant to the Pooling and Servicing Agreement, (the “Agreement”) dated as of March 1, 2004, relating to the above-referenced Certificates, among Greenwich Capital Acceptance, Inc., as Depositor, Provident Asset Management, L.P., as a seller (in such capacity, a “Seller”), Provident Funding Associates, L.P. as a seller (in such capacity, a “Seller”) and servicer (in such capacity, the “Servicer”), Wells Fargo Bank, National Association, as master servicer (in such capacity, the “Master Servicer”) and securities administrator (in such capacity, the “Securities Administrator), and Deutsche Bank National Trust Company, as trustee (in such capacity, the “Trustee”) and custodian (in such capacity, the “Custodian”).  Capitalized terms used, but not defined herein, shall have the meanings ascribed to such terms in the Agreement.  The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

2.

The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee.  The Transferee is acquiring its Ownership Interest for its own account and not in a capacity as trustee, nominee or agent for another party.

3.

The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and (iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.  The Transferee has provided financial statements or other financial information requested by the Transferor in connection with the transfer of the Certificate to permit the Transferor to assess the financial capability of the Transferee to pay such taxes.

4.

The Transferee has been advised of, and understands that a tax may be imposed on a “pass-through entity” holding the Certificate if, at any time during the taxable year of the pass-through entity, a Disqualified Organization is the record holder of an interest in such entity.  The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is not a Disqualified Organization and the pass-through entity does not have actual knowledge that such affidavit is false.  (For this purpose, a “pass-through entity” includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

5.

The Transferee has reviewed the provisions of Section 6.02(e) of the Agreement and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales.  The Transferee expressly agrees to be bound by and to abide by the provisions of Section 6.02(e) of the Agreement and the restrictions noted on the face of the Certificate.  The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

6.

The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee.  In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Trustee a certificate substantially in the form set forth as Exhibit K to the Agreement (a “Transferor Certificate”).

7.

The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.

8.

The Transferee’s taxpayer identification number is             .

9.

The Transferee is aware that the Certificate may be a “noneconomic residual interest” within the meaning of the REMIC provisions and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this       day of                   , 20  .

[NAME OF TRANSFEREE]

By: _________________________________

   Name:

   Title:

[Corporate Seal]

ATTEST:

[Assistant] Secretary

Personally appeared before me the above-named              ______, known or proved to me to be the same person who executed the foregoing instrument and to be the                      of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

Subscribed and sworn before me this       day of          , 20  .

_________________________________

NOTARY PUBLIC

My Commission expires the      day of                 , 20  .

EXHIBIT M

[RESERVED]

EXHIBIT N

[RESERVED]

EXHIBIT O

FORM OF FORM 10-K CERTIFICATION

I, [officer of Servicer], certify that:

1.

I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing distribution or servicing reports filed in respect of the Certificates for periods included in the year covered by this annual report, of Provident Funding Mortgage Loan Trust 2004-1;

2.

Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3.

Based on my knowledge, the distribution or servicing information required to be provided to the trustee by the servicer under the pooling and servicing agreement for inclusion in these reports is included in these reports;

4.

Based on my knowledge and upon the annual compliance statement included in this annual report and required to be delivered to the securities administrator and the trustee in accordance with the terms of the pooling and servicing agreement, and except as disclosed in the reports, the servicer has fulfilled its obligations under the pooling and servicing agreement; and

5.

The reports disclose all significant deficiencies relating to the servicer’s compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in the pooling and servicing agreement. that is included in this annual report.

In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties: Wells Fargo Bank, National Association, as securities administrator.

Dated: [______], 2004

______________________________________

  Signature

______________________________________

  Name

  Title

EXHIBIT P

FORM OF CERTIFICATION TO BE PROVIDED

TO THE SERVICER BY THE SECURITIES ADMINISTRATOR

Provident Funding Mortgage Loan Trust 2004-1 (the “Trust”)

Provident Funding Mortgage Pass-Through Certificates, Series 2004-1

I, [____________________], a [TITLE] of Wells Fargo Bank, National Association, as Securities Administrator of the Trust, hereby certify to Provident Funding Associates, L.P. (the “Servicer”) and its officers and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1.

The Servicer has provided to the Securities Administrator and the Trustee a written notice listing all of the monthly distribution reports that were prepared by the Securities Administrator and that will be included in the Depositor’s Form 10-K for the Trust’s fiscal year ending on [___].  I have reviewed each of such distribution reports.

2.

Based on my knowledge, the information in these distribution reports prepared by the Securities Administrator, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by that annual report.

3.

Based on my knowledge, the distribution information required to be provided by the Securities Administrator under the pooling and servicing agreement creating the Trust is included in these reports.

Date:________________________________

Wells Fargo Bank, National Association, as Securities Administrator

By: ________________________________

[Signature]

[Title]

SCHEDULE I-A

MORTGAGE LOAN SCHEDULE - PFA

SCHEDULE I-B

MORTGAGE LOAN SCHEDULE - PAM

SCHEDULE II-A

REPRESENTATIONS AND WARRANTIES – PFA MORTGAGE LOANS

Provident Funding Associates, L.P., in its capacity as Seller, hereby makes the representations and warranties set forth in this Schedule II-A to the Depositor and the Trustee, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified, with respect to the Mortgage Loans identified on Schedule I-A hereto, except as otherwise specified herein.  All references to Mortgage Loans on this Schedule II-A refer solely to the PFA Mortgage Loans.  All references to Seller on this Schedule II-A refer solely to PFA.

(i)

Each Mortgage Loan has an original term to maturity of no more than 360 months, each Mortgage Loan is an adjustable rate Mortgage Loan and has payments due on the first day of the month and each such Mortgage Loan is fully amortizing; effective with the first payment due after each Adjustment Date, the Monthly Payment for each Mortgage Loan will be adjusted to an amount which would amortize fully the outstanding Principal Balance of such Mortgage Loan over its remaining term and pay interest at the Loan Rate so adjusted; on the first Adjustment Date and on each Adjustment Date thereafter the Loan Rate on each Mortgage Loan will be adjusted to equal the sum of the Index and the related Margin, rounded to the nearest multiple of 0.125% (subject to the limitations set forth in the related Mortgage Note);

(ii)

The information set forth on Schedule I-A hereto is true and correct in all material respects as of the Cut-Off Date or such other date as may be indicated in such schedule.

(iii)

Each Mortgage Loan has been originated by the Seller or if purchased by the Seller, originated by the originator, and serviced, collected and otherwise dealt with by the Seller and any affiliate of the Seller in compliance with all applicable federal, state and local laws and regulations and the terms of the related Mortgage Note and related Mortgage.

(iv)

Each Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equity principles (irrespective of whether such enforcement is considered in a proceeding of equity or at law).

(v)

Each Mortgage is a valid and enforceable first priority lien on the related Mortgaged Property, which Mortgaged Property is free and clear of all encumbrances and liens (including mechanics’ liens) having priority over the first lien of the Mortgage except for:  (i) liens for real estate taxes and assessments not yet due and payable; (ii) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected or considered in the lender’s title insurance policy delivered to the originator of the related Mortgage Loan and referred to in the appraisal made in connection with the origination of the related Mortgage Loan and (iii) other liens and matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage.

(vi)

Any security agreement, chattel mortgage or equivalent document related to such Mortgage Loan establishes and creates a valid and enforceable first lien on the related Mortgaged Property.

(vii)

As of the Cut-Off Date, each scheduled Monthly Payment required to be made in respect of each Mortgage Loan on or prior to [__________] has been paid and no Mortgage Loan has been dishonored.  As of the Cut-Off Date, [none] of the Mortgage Loans was thirty or more days delinquent.

(viii)

The Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds in respect of a Mortgage Loan by a person other than the related Mortgagor, directly or indirectly, for the payment of any amount required under such Mortgage Loan.

(ix)

The Seller has not impaired, waived, altered or modified any Mortgage or the related Mortgage Note in any material respect (except that the related Mortgage Loan may have been modified by a written instrument, a copy of which has been delivered to the Trustee as part of the Mortgage File).

(x)

As of the Closing Date, no Mortgage has been satisfied (except as otherwise disclosed in the Certificate provided to the purchaser), canceled or subordinated, in whole or in part, or rescinded, and no Mortgaged Property has been released from the lien of the related Mortgage, in whole or in part (except for a release that does not materially impair the security of the related Mortgage Loan or a release the effect of which is reflected in the Loan-to-Value Ratio for the Mortgage Loan as set forth in the related Schedule of Mortgage Loans), nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission.

(xi)

No condition exists which could give rise to any right of rescission, set off, counterclaim, or defense including, without limitation, the defense of usury, and no such right has been asserted.

(xii)

There are no proceedings pending for the total or partial condemnation nor eminent domain proceedings pending affecting any Mortgaged Property.

(xiii)

Each Mortgage Loan is covered by either (i) a mortgage title insurance policy or other generally acceptable form of insurance policy customary in the jurisdiction where the related Mortgaged Property is located or (ii) if generally acceptable in the jurisdiction where the related Mortgaged Property is located, an attorney’s opinion of title given by an attorney licensed to practice law in the jurisdiction where the related Mortgaged Property is located.  All of the Seller’s rights under such policies, opinions or other instruments shall be transferred and assigned to Purchaser upon sale and assignment of the Mortgage Loans hereunder.  Each title insurance policy has been issued by a title insurer licensed to do business in the jurisdiction where the related Mortgaged Property is located, insuring the original lender, its successor and assigns, as to the first priority lien of the related Mortgage in the original principal amount of the related Mortgage Loan, subject to the exceptions contained in such policy.  The Seller is the sole insured of such mortgagee title insurance policy, and such mortgagee title insurance policy is in full force and effect and will be in force and effect upon the consummation of the transactions contemplated by this Agreement.  Neither the Seller nor any affiliate of the Seller has made, and Seller has no knowledge of, any claims under such mortgagee title insurance policy.  The Seller is not aware of any action by a prior holder and neither Seller nor any affiliate of the Seller has, by act or omission, done anything which could impair the coverage or enforceability of such mortgagee title insurance policy or the accuracy of such attorney’s opinion of title, as applicable.

(xiv)

To the best of Seller’s knowledge, there is no material default, breach, violation or event of acceleration existing under any Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, other than a payment delinquency that is for a payment due after the date specified in clause (vii) above. Neither the Seller nor any affiliate of the Seller has waived any default, breach, violation or event of acceleration under any Mortgage or the related Mortgage Note.

(xv)

All rate adjustments have been performed in accordance with the material terms of the related Mortgage Note or subsequent modifications thereof, if any.

(xvi)

There are no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges, affecting any Mortgaged Property.

(xvii)

No foreclosure proceedings are pending against any Mortgaged Property and no Mortgage Loan is subject to any pending bankruptcy or insolvency proceeding, and no material litigation or material lawsuit relating to any Mortgage Loan is pending.

(xviii)

Except in the case of Mortgage Loans secured by units in planned unit developments and by condominium units, each Mortgage Loan obligates the mortgagor thereunder to maintain a hazard insurance policy (“Hazard Insurance”) in an amount at least equal to the lesser of (i) the maximum insurable value of such improvements or (ii) the Principal Balance of the Mortgage Loan with a standard mortgagee clause, in either case in an amount sufficient to avoid the application of any “co-insurance provisions”, and, if it was in place at origination of the Mortgage Loan, flood insurance, at the Mortgagor’s cost and expense.  If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency (“FEMA”) as having special flood hazards, a flood insurance policy is in effect which met the requirements of FEMA at the time such policy was issued.  Each Mortgage obligates the Mortgagor to maintain the Hazard Insurance and, if applicable, flood insurance policy at the Mortgagor’s cost and expense, and on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor’s cost and expense, and to seek reimbursement therefor from the Mortgagor.  Each Mortgaged Property is covered by Hazard Insurance.

(xix)

No Mortgage Note is secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage.

(xx)

Each Mortgage contains an enforceable provision for the acceleration of the payment of the Principal Balance of the related Mortgage Loan in the event that the related Mortgaged Property is sold or transferred without the prior written consent of the Mortgagee thereunder.  Each Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security provided thereby, including (i) in the case of a Mortgage designated as a deed of trust, by trustee’s sale or judicial foreclosure and (ii) otherwise by judicial foreclosure.  The related Mortgaged Property is not subject to any bankruptcy proceeding or foreclosure proceeding and the related Mortgagor has not filed for protection under applicable bankruptcy laws.  There is no homestead or other exemption available to any Mortgagor that would interfere with the right to sell the related Mortgaged Property at a trustee’s sale or the right to foreclose the related Mortgage.  In the event a Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, as been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by Purchaser to the trustee under such deed of trust, except in connection with a trustee’s sale after default by the related Mortgagor.  No Mortgagor has notified the Seller or any affiliate of the Seller and the Seller has no knowledge of any relief requested or allowed to any Mortgagor under the Servicemembers Civil Relief Act.

(xxi)

Each Mortgaged Property is free from damage caused by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect materially and adversely the value of such Mortgaged Property as security for the related Mortgage Loan or the use for which the premises were intended.

(xxii)

Each Mortgaged Property is free from any and all toxic or hazardous substances and there exists no violation of any local, state or federal environmental law, rule or regulation.

(xxiii)

There was no fraud involved in the origination of any Mortgage Loan by the mortgagee or by the Mortgagor, any appraiser or any other party involved in the origination of the Mortgage Loan.

(xxiv)

An appraisal of each Mortgaged Property was performed in connection with the origination of the related Mortgage Loan and the Mortgage File contains such appraisal on forms approved by Fannie Mae or Freddie Mac indicating an appraised value equal to the appraised value identified for such Mortgaged Property on the Schedule of Mortgage Loans.  Each appraisal has been performed in accordance with the provisions of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended and each appraisal meets guidelines that would be generally acceptable to prudent mortgage lenders that regularly originate or purchase mortgage loans comparable to the Mortgage Loans for sale to prudent investors in the secondary market that invest in mortgage loans such as the Mortgage Loans.

(xxv)

All parties which have had any interest in a Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable “doing business” and material licensing requirements of the laws of the state wherein the related Mortgaged Property is located.

(xxvi)

No improvements on any Mortgaged Property (upon which value was given) encroach on adjoining properties (and in the case of a condominium unit, such improvements are within the project with respect to that unit), and no improvements on adjoining properties encroach upon the Mortgaged Property unless there exists in the Mortgage File a title policy with endorsements which insure against losses sustained by the insured as a result of such encroachments.

(xxvii)

Each Mortgage Loan was originated or acquired by a savings and loan association, a savings bank, a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by a mortgagee approved by the Secretary of HUD, such that the origination procedures relating to such Mortgage Loan would not prevent the Class I-A-1, Class I-A-2, Class I-A-3, Class II-A-1, Class A-R and Class B-1 Certificates from being deemed “mortgage related securities” as such term is defined in Section 3 of the Securities Exchange Act of 1934 as amended from time to time.

(xxviii)

Principal payments on each Mortgage Loan commenced within sixty days after the proceeds of such Mortgage Loan were disbursed to the extent that the related Mortgage Note requires a payment of principal.  Each Mortgage Note is payable on the first day of each month.

(xxix)

With respect to escrow deposits, if any, all such payments are in the possession of, or under the control of, the Servicer and there exists no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made or could be made.  No escrow deposits or escrow advances or other charges or payments due the Servicer have been capitalized under any Mortgage or the related Mortgage Note.

(xxx)

No Mortgage Loan contains any provision pursuant to which scheduled Monthly Payments are: (i) paid or partially paid with funds deposited in any separate account established by the Seller, the Mortgagor, or anyone on behalf of the Mortgagor; (ii) paid by any source other than the Mortgagor or (iii) contains any other similar provisions which may constitute a “buydown” provision.  No Mortgage Loan is deemed a graduated payment mortgage loan, nor does it have a shared appreciation or other contingent interest feature.

(xxxi)

As of the origination date of each Mortgage Loan, the related Mortgaged Property is lawfully permitted to be occupied under applicable law.

(xxxii)

No law relating to servicing, collection, notification practices or origination practices, has been violated in connection with any Mortgage Loan transferred to the Purchaser pursuant to this Agreement, including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws.  Each Mortgage Loan has been serviced in accordance with the terms of the related Mortgage Note.

(xxxiii)

No Mortgage Loan was made in connection with (i) the construction or rehabilitation of a Mortgaged Property or (ii) facilitating the trade-in or exchange of a Mortgaged Property.

(xxxiv)

The proceeds of each Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder, and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with.  All costs, fees and expenses incurred in making or closing each Mortgage Loan and the recording of the related Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the related Mortgage Note or Mortgage.

(xxxv)

There are no mechanics’ or similar liens or claims that have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting any Mortgaged Property that are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage.

(xxxvi)

As to each Mortgage Loan, interest is calculated on the related Mortgage Note on the basis of the number of days provided therein.

(xxxvii)

Each Mortgaged Property consists of detached single family dwelling units, individual condominium units and individual units in planned unit developments.  No Mortgaged Property consists of a leasehold estate.

(xxxviii)

The Seller used no selection procedures that identified the Mortgage Loans as being less desirable or valuable than other comparable mortgage loans originated or acquired by the Seller.  The Mortgage Loans are representative of the Seller’s portfolio of adjustable rate mortgage loans.

(xxxix)

In the event any Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no material fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee’s sale after default by the Mortgagor.

(xl)

Each Mortgage Note, the related Mortgage, the related Assignment and any other related documents required to be delivered with respect to the related Mortgage Loan pursuant to the Pooling and Servicing Agreement have been delivered to the Trustee or its designee, all in compliance with the specific requirements of the Pooling and Servicing Agreement.

(xli)

Each Mortgage Loan constitutes a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code.

(xlii)

No more than approximately [___]% of the Mortgage Loans, by outstanding Principal Balance as of the Cut-Off Date, will be secured by Mortgaged Properties located in the State of [California], and no more than approximately [___]% of the Mortgage Loans, by outstanding Principal Balance of the Mortgage Loans as of the Cut-Off Date, will be secured by Mortgaged Properties located in any one other state; (B) as of the Cut-Off Date, no more than approximately [___]% of the Mortgage Loans, by outstanding Principal Balance of the Mortgage Loans as of the Cut-Off Date, are secured by Mortgaged Properties located in the [_____] ZIP code area; (C) no more than approximately [___]% of the Mortgage Loans, by outstanding Principal Balance of the Mortgage Loans as of the Cut-Off Date, are secured by units in planned unit developments; and (D) at least approximately [___]% of the Mortgage Loans, in each case by outstanding Principal Balance of the Mortgage Loans as of the Cut-Off Date, are secured by real property with a single family residence erected thereon.

(xliii)

With respect to approximately [___]% of the Mortgage Loans, by outstanding Principal Balance as of the Cut-Off Date, at the time that the Mortgage Loan was made, the Mortgagor represented that the Mortgagor would occupy the Mortgaged Property as the Mortgagor’s primary residence.  With respect to approximately [___]% of the Mortgage Loans, by outstanding Principal Balance as of the Cut-Off Date, at the time that the Mortgage Loan was made, the Mortgagor represented that the Mortgagor would occupy the Mortgaged Property as the Mortgagor’s secondary residence or that the Mortgaged Property would be an investor property.

(xliv)

No Mortgage Loan is classified as a “high cost mortgage” loan under the Home Ownership and Equity Protection Act of 1994 or under any other applicable state, federal or local law.

(xlv)

No Mortgaged Property was, as of the Cut-Off Date, located within one-mile radius of any site which is known to contain any hazardous substance or hazardous waste.

(xlvi)

All parties which have had any interest in a Mortgage Loan, whether as originator, mortgagee, assignee, pledgee, servicer or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the related Mortgaged Property is located in light of such person’s status, and (2)(A) organized under the laws of such state, or (B) qualified to do business in such state, or (C) federal savings and loan associations or national banks having principal offices in such state, or (D) not doing business in such state so as to require qualification or licensing.

(xlvii)

Any future advances made to a Mortgagor prior to the Cut-Off Date have been consolidated with the Principal Balance secured by the related Mortgage, and the Principal Balance, as consolidated, bears a single interest rate and single repayment term reflected on the Mortgage Loan Schedule.  The consolidated Principal Balance does not exceed the outstanding Principal Balance of the Mortgage Loan as of the Cut-Off Date, except where the outstanding Principal Balance as of the Cut-Off Date has been increased pursuant to a modification duly reflected in the Mortgage File.  No Mortgage Note permits or obligates the Seller to make future advances to the related Mortgagor at the option of the Mortgagor.

(xlviii)

All parties to a Mortgage Note and the related Mortgage had legal capacity to execute such Mortgage Note and such Mortgage, and each Mortgage Note and the related Mortgage have been duly and properly executed by such parties.

(xlix)

All amounts received after the Cut-Off Date with respect to the Mortgage Loans to which the Seller is not entitled have either been deposited into the Collection Account or, as of no later than two Business Days after the Closing Date, will be deposited into the Collection Account.

(l)

All of the Mortgage Loans were originated in accordance with the underwriting criteria set forth or referred to in the Prospectus Supplement.

(li)

Each Mortgage Loan conforms, and all such Mortgage Loans in the aggregate conform, in all material respects to the description thereof set forth in the Prospectus Supplement.

(lii)

 Each of the documents and instruments included in a Mortgage File is duly executed and in due and proper form and each such document or instrument is in a form generally acceptable to prudent institutional mortgage lenders that regularly originate or purchase mortgage loans similar to the Mortgage Loans.

(liii)

Each loan at the time it was made complied in all material respects with applicable federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, disclosure and predatory and abusive lending laws applicable to the Mortgage Loan.

SCHEDULE II-B

REPRESENTATIONS AND WARRANTIES – PAM MORTGAGE LOANS

Provident Asset Management, L.P., in its capacity as Seller, hereby makes the representations and warranties set forth in this Schedule II-B to the Depositor and the Trustee, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified, with respect to the Mortgage Loans identified on Schedule I-B hereto, except as otherwise specified herein.  All references to Mortgage Loans on this Schedule II-B refer solely to the PAM Mortgage Loans.  All references to Seller on this Schedule II-B refer solely to PAM.

(i)

Each Mortgage Loan has an original term to maturity of no more than 360 months, each Mortgage Loan is an adjustable rate Mortgage Loan and has payments due on the first day of the month and each such Mortgage Loan is fully amortizing; effective with the first payment due after each Adjustment Date, the Monthly Payment for each Mortgage Loan will be adjusted to an amount which would amortize fully the outstanding Principal Balance of such Mortgage Loan over its remaining term and pay interest at the Loan Rate so adjusted; on the first Adjustment Date and on each Adjustment Date thereafter the Loan Rate on each Mortgage Loan will be adjusted to equal the sum of the Index and the related Margin, rounded to the nearest multiple of 0.125% (subject to the limitations set forth in the related Mortgage Note);

(ii)

The information set forth on Schedule I-A hereto is true and correct in all material respects as of the Cut-Off Date or such other date as may be indicated in such schedule.

(iii)

Each Mortgage Loan has been originated by the Seller or if purchased by the Seller, originated by the originator, and serviced, collected and otherwise dealt with by the Seller and any affiliate of the Seller in compliance with all applicable federal, state and local laws and regulations and the terms of the related Mortgage Note and related Mortgage.

(iv)

Each Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equity principles (irrespective of whether such enforcement is considered in a proceeding of equity or at law).

(v)

Each Mortgage is a valid and enforceable first priority lien on the related Mortgaged Property, which Mortgaged Property is free and clear of all encumbrances and liens (including mechanics’ liens) having priority over the first lien of the Mortgage except for:  (i) liens for real estate taxes and assessments not yet due and payable; (ii) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected or considered in the lender’s title insurance policy delivered to the originator of the related Mortgage Loan and referred to in the appraisal made in connection with the origination of the related Mortgage Loan and (iii) other liens and matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage.

(vi)

Any security agreement, chattel mortgage or equivalent document related to such Mortgage Loan establishes and creates a valid and enforceable first lien on the related Mortgaged Property.

(vii)

As of the Cut-Off Date, each scheduled Monthly Payment required to be made in respect of each Mortgage Loan on or prior to [__________] has been paid and no Mortgage Loan has been dishonored.  As of the Cut-Off Date, [none] of the Mortgage Loans was thirty or more days delinquent.

(viii)

The Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds in respect of a Mortgage Loan by a person other than the related Mortgagor, directly or indirectly, for the payment of any amount required under such Mortgage Loan.

(ix)

The Seller has not impaired, waived, altered or modified any Mortgage or the related Mortgage Note in any material respect (except that the related Mortgage Loan may have been modified by a written instrument, a copy of which has been delivered to the Trustee as part of the Mortgage File).

(x)

As of the Closing Date, no Mortgage has been satisfied (except as otherwise disclosed in the Certificate provided to the purchaser), canceled or subordinated, in whole or in part, or rescinded, and no Mortgaged Property has been released from the lien of the related Mortgage, in whole or in part (except for a release that does not materially impair the security of the related Mortgage Loan or a release the effect of which is reflected in the Loan-to-Value Ratio for the Mortgage Loan as set forth in the related Schedule of Mortgage Loans), nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission.

(xi)

No condition exists which could give rise to any right of rescission, set off, counterclaim, or defense including, without limitation, the defense of usury, and no such right has been asserted.

(xii)

There are no proceedings pending for the total or partial condemnation nor eminent domain proceedings pending affecting any Mortgaged Property.

(xiii)

Each Mortgage Loan is covered by either (i) a mortgage title insurance policy or other generally acceptable form of insurance policy customary in the jurisdiction where the related Mortgaged Property is located or (ii) if generally acceptable in the jurisdiction where the related Mortgaged Property is located, an attorney’s opinion of title given by an attorney licensed to practice law in the jurisdiction where the related Mortgaged Property is located.  All of the Seller’s rights under such policies, opinions or other instruments shall be transferred and assigned to Purchaser upon sale and assignment of the Mortgage Loans hereunder.  Each title insurance policy has been issued by a title insurer licensed to do business in the jurisdiction where the related Mortgaged Property is located, insuring the original lender, its successor and assigns, as to the first priority lien of the related Mortgage in the original principal amount of the related Mortgage Loan, subject to the exceptions contained in such policy.  The Seller is the sole insured of such mortgagee title insurance policy, and such mortgagee title insurance policy is in full force and effect and will be in force and effect upon the consummation of the transactions contemplated by this Agreement.  Neither the Seller nor any affiliate of the Seller has made, and Seller has no knowledge of, any claims under such mortgagee title insurance policy.  The Seller is not aware of any action by a prior holder and neither Seller nor any affiliate of the Seller has, by act or omission, done anything which could impair the coverage or enforceability of such mortgagee title insurance policy or the accuracy of such attorney’s opinion of title, as applicable.

(xiv)

To the best of Seller’s knowledge, there is no material default, breach, violation or event of acceleration existing under any Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration, other than a payment delinquency that is for a payment due after the date specified in clause (vii) above. Neither the Seller nor any affiliate of the Seller has waived any default, breach, violation or event of acceleration under any Mortgage or the related Mortgage Note.

(xv)

All rate adjustments have been performed in accordance with the material terms of the related Mortgage Note or subsequent modifications thereof, if any.

(xvi)

There are no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges, affecting any Mortgaged Property.

(xvii)

No foreclosure proceedings are pending against any Mortgaged Property and no Mortgage Loan is subject to any pending bankruptcy or insolvency proceeding, and no material litigation or material lawsuit relating to any Mortgage Loan is pending.

(xviii)

Except in the case of Mortgage Loans secured by units in planned unit developments and by condominium units, each Mortgage Loan obligates the mortgagor thereunder to maintain a hazard insurance policy (“Hazard Insurance”) in an amount at least equal to the lesser of (i) the maximum insurable value of such improvements or (ii) the Principal Balance of the Mortgage Loan with a standard mortgagee clause, in either case in an amount sufficient to avoid the application of any “co-insurance provisions”, and, if it was in place at origination of the Mortgage Loan, flood insurance, at the Mortgagor’s cost and expense.  If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency (“FEMA”) as having special flood hazards, a flood insurance policy is in effect which met the requirements of FEMA at the time such policy was issued.  Each Mortgage obligates the Mortgagor to maintain the Hazard Insurance and, if applicable, flood insurance policy at the Mortgagor’s cost and expense, and on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor’s cost and expense, and to seek reimbursement therefor from the Mortgagor.  Each Mortgaged Property is covered by Hazard Insurance.

(xix)

No Mortgage Note is secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage.

(xx)

Each Mortgage contains an enforceable provision for the acceleration of the payment of the Principal Balance of the related Mortgage Loan in the event that the related Mortgaged Property is sold or transferred without the prior written consent of the Mortgagee thereunder.  Each Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security provided thereby, including (i) in the case of a Mortgage designated as a deed of trust, by trustee’s sale or judicial foreclosure and (ii) otherwise by judicial foreclosure.  The related Mortgaged Property is not subject to any bankruptcy proceeding or foreclosure proceeding and the related Mortgagor has not filed for protection under applicable bankruptcy laws.  There is no homestead or other exemption available to any Mortgagor that would interfere with the right to sell the related Mortgaged Property at a trustee’s sale or the right to foreclose the related Mortgage.  In the event a Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, as been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by Purchaser to the trustee under such deed of trust, except in connection with a trustee’s sale after default by the related Mortgagor.  No Mortgagor has notified the Seller or any affiliate of the Seller and the Seller has no knowledge of any relief requested or allowed to any Mortgagor under the Servicemembers Civil Relief Act.

(xxi)

Each Mortgaged Property is free from damage caused by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect materially and adversely the value of such Mortgaged Property as security for the related Mortgage Loan or the use for which the premises were intended.

(xxii)

Each Mortgaged Property is free from any and all toxic or hazardous substances and there exists no violation of any local, state or federal environmental law, rule or regulation.

(xxiii)

There was no fraud involved in the origination of any Mortgage Loan by the mortgagee or by the Mortgagor, any appraiser or any other party involved in the origination of the Mortgage Loan.

(xxiv)

An appraisal of each Mortgaged Property was performed in connection with the origination of the related Mortgage Loan and the Mortgage File contains such appraisal on forms approved by Fannie Mae or Freddie Mac indicating an appraised value equal to the appraised value identified for such Mortgaged Property on the Schedule of Mortgage Loans.  Each appraisal has been performed in accordance with the provisions of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended and each appraisal meets guidelines that would be generally acceptable to prudent mortgage lenders that regularly originate or purchase mortgage loans comparable to the Mortgage Loans for sale to prudent investors in the secondary market that invest in mortgage loans such as the Mortgage Loans.

(xxv)

All parties which have had any interest in a Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable “doing business” and material licensing requirements of the laws of the state wherein the related Mortgaged Property is located.

(xxvi)

No improvements on any Mortgaged Property (upon which value was given) encroach on adjoining properties (and in the case of a condominium unit, such improvements are within the project with respect to that unit), and no improvements on adjoining properties encroach upon the Mortgaged Property unless there exists in the Mortgage File a title policy with endorsements which insure against losses sustained by the insured as a result of such encroachments.

(xxvii)

Each Mortgage Loan was originated or acquired by a savings and loan association, a savings bank, a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by a mortgagee approved by the Secretary of HUD, such that the origination procedures relating to such Mortgage Loan would not prevent the Class I-A-1, Class I-A-2, Class I-A-3, Class II-A-1, Class A-R and Class B-1 Certificates from being deemed “mortgage related securities” as such term is defined in Section 3 of the Securities Exchange Act of 1934 as amended from time to time.

(xxviii)

Principal payments on each Mortgage Loan commenced within sixty days after the proceeds of such Mortgage Loan were disbursed to the extent that the related Mortgage Note requires a payment of principal.  Each Mortgage Note is payable on the first day of each month.

(xxix)

With respect to escrow deposits, if any, all such payments are in the possession of, or under the control of, the Servicer and there exists no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made or could be made.  No escrow deposits or escrow advances or other charges or payments due the Servicer have been capitalized under any Mortgage or the related Mortgage Note.

(xxx)

No Mortgage Loan contains any provision pursuant to which scheduled Monthly Payments are: (i) paid or partially paid with funds deposited in any separate account established by the Seller, the Mortgagor, or anyone on behalf of the Mortgagor; (ii) paid by any source other than the Mortgagor or (iii) contains any other similar provisions which may constitute a “buydown” provision.  No Mortgage Loan is deemed a graduated payment mortgage loan, nor does it have a shared appreciation or other contingent interest feature.

(xxxi)

As of the origination date of each Mortgage Loan, the related Mortgaged Property is lawfully permitted to be occupied under applicable law.

(xxxii)

No law relating to servicing, collection, notification practices or origination practices, has been violated in connection with any Mortgage Loan transferred to the Purchaser pursuant to this Agreement, including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws.  Each Mortgage Loan has been serviced in accordance with the terms of the related Mortgage Note.

(xxxiii)

No Mortgage Loan was made in connection with (i) the construction or rehabilitation of a Mortgaged Property or (ii) facilitating the trade-in or exchange of a Mortgaged Property.

(xxxiv)

The proceeds of each Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder, and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with.  All costs, fees and expenses incurred in making or closing each Mortgage Loan and the recording of the related Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the related Mortgage Note or Mortgage.

(xxxv)

There are no mechanics’ or similar liens or claims that have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting any Mortgaged Property that are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage.

(xxxvi)

As to each Mortgage Loan, interest is calculated on the related Mortgage Note on the basis of the number of days provided therein.

(xxxvii)

Each Mortgaged Property consists of detached single family dwelling units, individual condominium units and individual units in planned unit developments.  No Mortgaged Property consists of a leasehold estate.

(xxxviii)

The Seller used no selection procedures that identified the Mortgage Loans as being less desirable or valuable than other comparable mortgage loans originated or acquired by the Seller.  The Mortgage Loans are representative of the Seller’s portfolio of adjustable rate mortgage loans.

(xxxix)

In the event any Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no material fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee’s sale after default by the Mortgagor.

(xl)

Each Mortgage Note, the related Mortgage, the related Assignment and any other related documents required to be delivered with respect to the related Mortgage Loan pursuant to the Pooling and Servicing Agreement have been delivered to the Trustee or its designee, all in compliance with the specific requirements of the Pooling and Servicing Agreement.

(xli)

Each Mortgage Loan constitutes a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code.

(xlii)

No more than approximately [___]% of the Mortgage Loans, by outstanding Principal Balance as of the Cut-Off Date, will be secured by Mortgaged Properties located in the State of [California], and no more than approximately [___]% of the Mortgage Loans, by outstanding Principal Balance of the Mortgage Loans as of the Cut-Off Date, will be secured by Mortgaged Properties located in any one other state; (B) as of the Cut-Off Date, no more than approximately [___]% of the Mortgage Loans, by outstanding Principal Balance of the Mortgage Loans as of the Cut-Off Date, are secured by Mortgaged Properties located in the [_____] ZIP code area; (C) no more than approximately [___]% of the Mortgage Loans, by outstanding Principal Balance of the Mortgage Loans as of the Cut-Off Date, are secured by units in planned unit developments; and (D) at least approximately [___]% of the Mortgage Loans, in each case by outstanding Principal Balance of the Mortgage Loans as of the Cut-Off Date, are secured by real property with a single family residence erected thereon.

(xliii)

With respect to approximately [___]% of the Mortgage Loans, by outstanding Principal Balance as of the Cut-Off Date, at the time that the Mortgage Loan was made, the Mortgagor represented that the Mortgagor would occupy the Mortgaged Property as the Mortgagor’s primary residence.  With respect to approximately [___]% of the Mortgage Loans, by outstanding Principal Balance as of the Cut-Off Date, at the time that the Mortgage Loan was made, the Mortgagor represented that the Mortgagor would occupy the Mortgaged Property as the Mortgagor’s secondary residence or that the Mortgaged Property would be an investor property.

(xliv)

No Mortgage Loan is classified as a “high cost mortgage” loan under the Home Ownership and Equity Protection Act of 1994 or under any other applicable state, federal or local law.

(xlv)

No Mortgaged Property was, as of the Cut-Off Date, located within one-mile radius of any site which is known to contain any hazardous substance or hazardous waste.

(xlvi)

All parties which have had any interest in a Mortgage Loan, whether as originator, mortgagee, assignee, pledgee, servicer or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the related Mortgaged Property is located in light of such person’s status, and (2)(A) organized under the laws of such state, or (B) qualified to do business in such state, or (C) federal savings and loan associations or national banks having principal offices in such state, or (D) not doing business in such state so as to require qualification or licensing.

(xlvii)

Any future advances made to a Mortgagor prior to the Cut-Off Date have been consolidated with the Principal Balance secured by the related Mortgage, and the Principal Balance, as consolidated, bears a single interest rate and single repayment term reflected on the Mortgage Loan Schedule.  The consolidated Principal Balance does not exceed the outstanding Principal Balance of the Mortgage Loan as of the Cut-Off Date, except where the outstanding Principal Balance as of the Cut-Off Date has been increased pursuant to a modification duly reflected in the Mortgage File.  No Mortgage Note permits or obligates the Seller to make future advances to the related Mortgagor at the option of the Mortgagor.

(xlviii)

All parties to a Mortgage Note and the related Mortgage had legal capacity to execute such Mortgage Note and such Mortgage, and each Mortgage Note and the related Mortgage have been duly and properly executed by such parties.

(xlix)

All amounts received after the Cut-Off Date with respect to the Mortgage Loans to which the Seller is not entitled have either been deposited into the Collection Account or, as of no later than two Business Days after the Closing Date, will be deposited into the Collection Account.

(l)

All of the Mortgage Loans were originated in accordance with the underwriting criteria set forth or referred to in the Prospectus Supplement.

(li)

Each Mortgage Loan conforms, and all such Mortgage Loans in the aggregate conform, in all material respects to the description thereof set forth in the Prospectus Supplement.

(lii)

 Each of the documents and instruments included in a Mortgage File is duly executed and in due and proper form and each such document or instrument is in a form generally acceptable to prudent institutional mortgage lenders that regularly originate or purchase mortgage loans similar to the Mortgage Loans.

(liii)

Each loan at the time it was made complied in all material respects with applicable federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, disclosure and predatory and abusive lending laws applicable to the Mortgage Loan.